UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 14, 2015 (July 14, 2015)

Date of report (Date of earliest event reported)

EXELON CORPORATION

(Exact Name of Registrant As Specified In Charter)

Pennsylvania	1-16169	23-2990190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 South Dearborn Street

P.O. Box 805379

Chicago Illinois 60680-5379

(Address of Principal Executive Offices, including Zip Code)

(800) 483-3220

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Settlement of Forward Sale Agreements

On July 14, 2015, Exelon Corporation (“Exelon” or the “Company”) completed the settlement of the previously announced forward sale agreements that were entered into by the Company on June 11, 2014, and June 13, 2014, with each of Barclays Bank PLC, through its agent, Barclays Capital Inc., and Goldman, Sachs & Co. (in such capacity, the “Forward Purchasers”) relating to, in the aggregate, 57,500,000 shares of the Company’s common stock and documented under Confirmations subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency—Cross Border) (the “Forward Sale Agreements”).

The Company has elected full physical settlement of the Forward Sale Agreements, which requires the Company to issue 57,500,000 shares of its common stock to the Forward Purchasers.

In connection with the Forward Sale Agreements, the Company entered into a Common Stock Underwriting Agreement on June 11, 2014, with Barclays Capital Inc., as a forward seller and as agent for its affiliate, Barclays Bank PLC, Goldman, Sachs & Co., as a forward seller, Barclays Bank PLC, as a forward purchaser, Goldman, Sachs & Co., as a forward purchaser and Barclays Capital, Inc. and Goldman, Sachs & Co. on behalf of themselves and the several underwriters named therein, pursuant to which the forward sellers sold to the Underwriters an aggregate of 57,500,000 shares of the Company’s common stock, including 7,500,000 shares sold pursuant to the Underwriters’ option to purchase additional shares. Also in connection with the Forward Sale Agreements, the forward sellers borrowed 57,500,000 shares of the Company’s common stock from third parties. Pursuant to its July 14, 2015 common stock issuance, the Company received net proceeds of $1.868 billion from the Forward Purchasers, reflecting a price of $32.48 per share, in accordance with the provisions of the Forward Sales Agreements and Common Stock Underwriting Agreement.

The descriptions of the Common Stock Underwriting Agreement and the Forward Sale Agreements set forth above are qualified in their entirety by reference to the Common Stock Underwriting Agreement and the relevant Forward Sale Agreements, copies of which were filed as Exhibits 1.1 and 10.1 through 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on June 17, 2014, and which are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Common Stock Underwriting Agreement, date June 11, 2014, with Barclays Capital Inc. and Goldman, Sachs & Co, as representatives of the several underwriters (incorporated by reference to Exhibit 1.1 to Exelon’s Current Report on Form 8-K filed on June 17, 2014)

10.1	Confirmation of Base Issuer Forward Transaction, dated June 11, 2014, between Exelon Corporation and Barclays Capital, Inc., acting as Agent for Barclays Bank PLC (incorporated by reference to Exhibit 10.1 to Exelon’s Current Report on Form 8-K filed on June 17, 2014)

10.2	Confirmation of Base Issuer Forward Transaction, dated June 11, 2014, between Exelon Corporation and Goldman Sachs & Co. (incorporated by reference to Exhibit 10.2 to Exelon’s Current Report on Form 8-K filed on June 17, 2014)

10.3	Confirmation of Additional Issuer Forward Transaction, dated June 13, 2014, between Exelon Corporation and Barclays Capital, Inc., acting as Agent for Barclays Bank PLC (incorporated by reference to Exhibit 10.3 to Exelon’s Current Report on Form 8-K filed on June 17, 2014)

10.4	Confirmation of Additional Issuer Forward Transaction, dated June 13, 2014, between Exelon Corporation and Goldman Sachs & Co. (incorporated by reference to Exhibit 10.4 to Exelon’s Current Report on Form 8-K filed on June 17, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2015	EXELON CORPORATION

/s/ Jonathan W. Thayer
Name: Jonathan W. Thayer Title: Senior Executive Vice President and Chief Financial Officer Exelon Corporation

Exhibit Index

Exhibit No.	Description

1.1	Common Stock Underwriting Agreement, date June 11, 2014, with Barclays Capital Inc. and Goldman, Sachs & Co, as representatives of the several underwriters (incorporated by reference to Exhibit 1.1 to Exelon’s Current Report on Form 8-K filed on June 17, 2014)

10.1	Confirmation of Base Issuer Forward Transaction, dated June 11, 2014, between Exelon Corporation and Barclays Capital, Inc., acting as Agent for Barclays Bank PLC (incorporated by reference to Exhibit 10.1 to Exelon’s Current Report on Form 8-K filed on June 17, 2014)

10.2	Confirmation of Base Issuer Forward Transaction, dated June 11, 2014, between Exelon Corporation and Goldman Sachs & Co. (incorporated by reference to Exhibit 10.2 to Exelon’s Current Report on Form 8-K filed on June 17, 2014)

10.3	Confirmation of Additional Issuer Forward Transaction, dated June 13, 2014, between Exelon Corporation and Barclays Capital, Inc., acting as Agent for Barclays Bank PLC (incorporated by reference to Exhibit 10.3 to Exelon’s Current Report on Form 8-K filed on June 17, 2014)

10.4	Confirmation of Additional Issuer Forward Transaction, dated June 13, 2014, between Exelon Corporation and Goldman Sachs & Co. (incorporated by reference to Exhibit 10.4 to Exelon’s Current Report on Form 8-K filed on June 17, 2014)